Accounts Receivable, Net	12 Months Ended
Dec. 31, 2024
Receivables [Abstract]
Accounts Receivable, Net	Accounts Receivable, Net
Accounts receivable, net, primarily represent customer receivables, recorded at invoiced amount, net of a sales allowance and an allowance for credit losses. A sales allowance is determined based on various factors, including the overall business environment, historical trends and information from customers, such as agreed upon customer contract terms as well as historical experience from the customer. An allowance for credit losses is determined based on various factors, including specific identification of balances at risk for not being collected, historical experience, existing economic conditions and supportable forecasted changes.
Credit limits and payment terms are established based on evaluations made on an ongoing basis throughout the fiscal year of the financial performance, cash generation, financing availability, and liquidity status of each customer. Customers are reviewed at least annually, with more frequent reviews performed as necessary, based on the customers' financial condition and the level of credit being extended. For customers who are experiencing financial difficulties, management performs additional financial analyses before shipping to those customers on credit. The Company uses a variety of financial arrangements to ensure collectability of accounts receivable of customers, including requiring letters of credit, purchasing various forms of credit insurance with unrelated third parties, or requiring cash in advance of shipment, where applicable.
The Company evaluates its general portion of the allowance for credit losses based on historical loss information and applies reserve percentages based on aging schedule. Days past due is calculated from contractual due date of the trade receivable contract. The composition of the trade receivables is consistent with that used in developing the historical credit-loss percentages and evaluated to reflect current conditions and supportable forecasted changes. The trade receivables are generally due in 30 to 90 days, average of 57 days at December 31, 2024.
In addition to the general portion of the allowance for credit losses, certain doubtful accounts are evaluated for a specific reserve. These accounts generally include significantly past due or other factors known where a substantial portion or all of the balance is deemed to be uncollectible. Receivables are written-off when all reasonable collection efforts have been exhausted and it is probable the balance will not be collected.
Accounts receivable, net consisted of the following (in thousands):

	December 31,
	2024	2023
Accounts receivable	$165,829	$180,000
Less: Allowance for sales discounts	(42,245)	(44,121)
Less: Allowance for credit losses	(3,702)	(5,048)
Accounts receivable, net	$119,882	$130,831
Bad debt expense, net was $1.5 million, $0.3 million and $6.1 million for the years ended December 31, 2024, 2023 and 2022, respectively.
Activity in our allowance for credit losses was as follows (in thousands):

	December 31,
	2024	2023
Allowance for credit losses- beginning	$5,048	$7,589
Charged to costs	1,529	294
Write offs	(2,875)	(2,835)
Allowance for credit losses - ending	$3,702	$5,048